UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AQUILA FUNDS TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

TIME IS RUNNING OUT PLEASE VOTE TODAY!

CONTROL NUMBER

Dear Shareholder:

We still need your vote on important proposals related to your investment in Aquila High Income Fund (the “Fund”). If you vote immediately, you will help minimize the cost of outreach and you will not receive any additional calls or emails regarding the proposals.

A Special Meeting of Shareholders for the Fund is scheduled to be held on September 20, 2024. Your vote is needed to help achieve the number of votes required to pass the proposals at the meeting.

Your vote is very important no matter how many shares you have.

Please Vote Today! Choose one of the options below to vote:

●	Touch-tone voting – Please call (866) 858-9528 from any touch-tone telephone, 24 hours a day, 7 days a week and refer to the Control Number listed above.

●	Internet voting – visit http://www.proxypush.com/AFT and refer to the Control Number listed above; or

●	Speak with a live representative by calling (888) 734-2670 (toll free) between the hours of 9:00 a.m. to 11:00 p.m. EDT Monday through Thursday and 9:00 a.m. to 6:00 p.m. on Saturday to speak with a live representative of Mediant, the firm assisting Aquila Funds Trust in gathering votes. Please have your Control Number (listed above) in hand.

Important details of the Special Meeting are described in the proxy statement/prospectus, which was previously distributed to shareholders is also available online at www.proxydocs.com/AFT. Please read the proxy statement/prospectus carefully before making any decision to approve the proposals.

Thank you in advance for your support,

Diana P. Herrmann

President and CEO Aquila Investment Management LLC

YOUR VOTE COUNTS!
SPECIAL MEETING ON SEPTEMBER 20, 2024

CONTROL NUMBER

Dear Shareholder:

On September 20, 2024, a Special Meeting of Shareholders will be held for Aquila High Income Fund. As a valued shareholder, your participation is crucial.

Your vote is very important no matter how many shares you have.

It’s easy to cast your vote! Choose one of the options below:

●	Touch-tone voting – Please call (866) 858-9528 from any touch-tone telephone, 24 hours a day, 7 days a week and refer to the Control Number listed above.

●	Internet voting – visit http://www.proxypush.com/AFT and refer to the Control Number listed above; or

●	Speak with a live representative by calling (888) 734-2670 (toll free) between the hours of 9:00 a.m. to 11:00 p.m. EDT Monday through Thursday and 9:00 a.m. to 6:00 p.m. on Saturday to speak with a live representative of Mediant, the firm assisting Aquila Funds Trust in gathering votes. Please have your Control Number (listed above) in hand.

Important details of the Special Meeting are described in the proxy statement/prospectus, which was previously distributed to shareholders and is also available online at www.proxydocs.com/AFT. Please read the proxy statement/prospectus carefully before making any decision to approve the proposals.

Thank you in advance for your support,

Diana P. Herrmann

President and CEO Aquila Investment Management LLC

TIME IS RUNNING OUT PLEASE VOTE TODAY!

CONTROL NUMBER

Dear Shareholder:

We still need your vote on important proposals related to your investment in Aquila Opportunity Growth Fund (the “Fund”). If you vote immediately, you will help minimize the cost of outreach and you will not receive any additional calls or emails regarding the proposals.

A Special Meeting of Shareholders for the Fund is scheduled to be held on September 20, 2024. Your vote is needed to help achieve the number of votes required to pass the proposals at the meeting.

Your vote is very important no matter how many shares you have.

Please Vote Today! Choose one of the options below to vote:

●	Touch-tone voting – Please call (866) 858-9528 from any touch-tone telephone, 24 hours a day, 7 days a week and refer to the Control Number listed above.

●	Internet voting – visit http://www.proxypush.com/AFT and refer to the Control Number listed above; or

●	Speak with a live representative by calling (888) 734-2670 (toll free) between the hours of 9:00 a.m. to 11:00 p.m. EDT Monday through Thursday and 9:00 a.m. to 6:00 p.m. on Saturday to speak with a live representative of Mediant, the firm assisting Aquila Funds Trust in gathering votes. Please have your Control Number (listed above) in hand.

Important details of the Special Meeting are described in the proxy statement/prospectus, which was previously distributed to shareholders is also available online at www.proxydocs.com/AFT. Please read the proxy statement/prospectus carefully before making any decision to approve the proposals.

Thank you in advance for your support,

Diana P. Herrmann

President and CEO Aquila Investment Management LLC

YOUR VOTE COUNTS!
SPECIAL MEETING ON SEPTEMBER 20, 2024

CONTROL NUMBER

Dear Shareholder:

On September 20, 2024, a Special Meeting of Shareholders will be held for Aquila Opportunity Growth Fund. As a valued shareholder, your participation is crucial.

Your vote is very important no matter how many shares you have.

It’s easy to cast your vote! Choose one of the options below:

●	Touch-tone voting – Please call (866) 858-9528 from any touch-tone telephone, 24 hours a day, 7 days a week and refer to the Control Number listed above.

●	Internet voting – visit http://www.proxypush.com/AFT and refer to the Control Number listed above; or

●	Speak with a live representative by calling (888) 734-2670 (toll free) between the hours of 9:00 a.m. to 11:00 p.m. EDT Monday through Thursday and 9:00 a.m. to 6:00 p.m. on Saturday to speak with a live representative of Mediant, the firm assisting Aquila Funds Trust in gathering votes. Please have your Control Number (listed above) in hand.

Important details of the Special Meeting are described in the proxy statement/prospectus, which was previously distributed to shareholders and is also available online at www.proxydocs.com/AFT. Please read the proxy statement/prospectus carefully before making any decision to approve the proposals.

Thank you in advance for your support,

Diana P. Herrmann

President and CEO Aquila Investment Management LLC